SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Definitive additional materials.

☐	Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

Community Central Bank Corporation

(Name of Registrant as Specified in Its Charter)

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COMMUNITY CENTRAL BANK CORPORATION
120 North Main Street
Mount Clemens, MI 48043
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 18, 2010
     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of COMMUNITY CENTRAL BANK CORPORATION will be held at the ConCorde Inn Banquet & Conference Center, 44315 Gratiot Avenue, Clinton Township, Michigan, on Tuesday, May 18, 2010, at 9:00 a.m., for the purpose of considering and voting upon the following matters:
1.	ELECTION OF DIRECTORS. To elect three directors each for a three-year term.

2.	RATIFICATION OF ACCOUNTANTS. To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2010; and
     To transact such other business as may properly be brought before the annual meeting, or any adjournment or postponement of the meeting. As of the date of this proxy statement, the Board of Directors of the Corporation is not aware of any such other business.
     Only those stockholders of record at the close of business on Monday, March 22, 2010, shall be entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.
     Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2010: This Notice of 2010 Annual Meeting of Stockholders and Proxy Statement and the 2009 Annual Report to Stockholders are available on the internet at the following website: http://www.communitycentralbank.com/sec.
     To ensure that your shares are represented at the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy, or vote via the internet or by telephone. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.
By Order of the Board of Directors,
David A. Widlak
  President and Chief Executive Officer
Dated: April 21, 2010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
BOARD MEETINGS, BOARD COMMITTEES AND CORPORATE GOVERNANCE MATTERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL II — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
OTHER MATTERS

COMMUNITY CENTRAL BANK CORPORATION
120 North Main Street
Mount Clemens, MI 48043

PROXY STATEMENT
     This proxy statement is furnished to stockholders of Community Central Bank Corporation in connection with the solicitation of proxies by its Board of Directors for use at the Corporation’s annual meeting of stockholders and at any and all adjournments or postponements of the meeting. The annual meeting of stockholders is being held on Tuesday, May 18, 2010, at 9:00 a.m., at the ConCorde Inn Banquet & Conference Center, 44315 Gratiot Avenue, Clinton Township, Michigan. These proxy materials are first being mailed to our stockholders on or about April 21, 2010. Community Central Bank Corporation is referred to as the “Corporation” throughout this document. Certain of the information provided herein relates to Community Central Bank, a wholly owned subsidiary of the Corporation, which is referred to in this proxy statement as the “Bank.”
     The Board of Directors, in accordance with the bylaws of the Corporation, has fixed the close of business on March 22, 2010, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and at any and all adjournments and postponements of the meeting. At the close of business on the record date, the Corporation had 3,737,181 shares of common stock outstanding, with each outstanding share entitled to one vote. A majority of the outstanding shares will constitute a quorum at the meeting.
     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise. Unless the proxy is revoked, the shares represented by it will be voted at the annual meeting or any adjournment of the meeting. You may revoke your proxy before it is voted at the annual meeting by (i) submitting a new proxy with a later date; (ii) notifying the Corporation’s Secretary at the above address that you revoke your previously submitted proxy; or (iii) voting in person at the annual meeting. If you have instructed a broker, bank, or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.
     The entire cost of soliciting proxies will be borne by the Corporation. Proxies may be solicited by mail or by directors, officers, or employees of the Corporation or its subsidiary, in person, by telephone or by other forms of communication. The Corporation will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of common stock of the Corporation.
     Shares held in “street name” by a broker, bank or other nominee, as the record holder of the shares, are required to be voted in accordance with instructions from the beneficial owner of the shares. If no instructions are provided to the nominee, the nominee will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”
     A plurality of the votes cast at the meeting is required to elect directors. This means that the three directors receiving the highest number of “for” votes at the annual meeting will be elected as directors. Broker non-votes and instructions to “withhold” authority to vote for one or more nominees will result in the nominee receiving fewer votes, but will not affect the outcome of the election.
     The affirmative vote of a majority of the total number of votes cast at the meeting is required to approve the ratification of our appointment of Plante & Moran, PLLC as our independent public accounting firm for the year ending December 31, 2010. Abstentions from voting on this proposal will have the same effect as a vote against the proposal. Broker non-votes have no effect on this proposal.

     The Corporation’s Board of Directors unanimously recommends that you vote “FOR” the election of management’s director nominees and “FOR” ratification of the appointment of auditors.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership
     The following table presents information regarding the beneficial ownership of the Corporation’s common stock as of March 22, 2010, the voting record date for the annual meeting, by each of the directors and director nominees of the Corporation, each of the executive officers named in the Summary Compensation Table under “Executive Compensation” and all directors and executive officers of the Corporation as a group. The persons named in the following table have sole voting and investment powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each person named in the table, except where otherwise indicated, is the same address as the Corporation. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of the Corporation. As of March 22, 2010, the Corporation had 3,737,181 shares of common stock outstanding, with each share entitled to one vote.

	Amount and Nature
	of Beneficial		Percent of
Name of Beneficial Owner	Ownership (1)		Common Stock

Gebran S. Anton, Director	338,398	(2)	8.9%
Salvatore Cottone, Director/Director Nominee	208,909	(3)	5.6%
Celestina Giles, Director	30,713	(4)	*
Joseph F. Jeannette, Director	173,376	(5)	4.6%
James T. Mestdagh, Director/Director Nominee	4,359		*
Dean S. Petitpren, Chairman of the Board/Director Nominee	354,120	(2)	9.4%
John W. Stroh, III, Director	159,633	(2)(6)	4.1%
David E. Weber, Director	44,767	(7)	1.2%
David A. Widlak, President, CEO and Director	154,784	(8)(9)	4.1%
Ray T. Colonius, Treasurer and CFO	86,959	(9)	2.3%
Sam A. Locricchio, EVP and Sr. Loan Officer of the Bank	34,003	(8)	*
All directors and executive officers of the Corporation as a group (11 persons)	1,590,021	(9)	38.4%

(1)	Includes shares of Corporation common stock and Series A Preferred Stock (defined below) held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members’ families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares of common stock the group member may be deemed to have sole or shared voting and/or investment powers.

(2)	Includes Series A noncumulative convertible perpetual preferred stock (“Series A Preferred Stock”) that is convertible at any time, at the holder’s election on a 1-for-100 basis (subject to normal anti-dilution adjustment) into common stock of the Corporation, subject to a limitation that it cannot be converted into common stock to the extent such conversion would cause the holder to own more than 9.9% of the Corporation’s outstanding common stock at the time. The Series A Preferred Stock held by the following named individual is convertible into the following amounts of common stock: Mr. Anton — 50,000 shares; Mr. Petitpren — 30,000 shares; and Mr. Stroh — 125,000 shares.

(3)	Includes 194,532 shares of common stock owned solely by Mr. Cottone’s spouse and 4,076 shares of common stock held as custodian for his grandchildren under the UGMA.

(4)	Includes 10,168 shares of common stock owned solely by Mrs. Giles’ spouse.

(5)	Includes 30,025 shares of common stock held in trusts for the benefit of Mr. Jeannette’s children for which he is the trustee.

(6)	Includes 7,047 shares of common stock and 1,000 shares of Series A Preferred Stock that is convertible into 100,000 shares of common stock owned solely by Mr. Stroh’s spouse. The Series A Preferred Stock held by Mr. Stroh’s spouse is included as part of the common stock beneficially owned by Mr. Stroh as reported in footnote 2 above.

(7)	Includes 250 shares of Series B Cumulative convertible perpetual preferred stock (“Series B Preferred Stock”) that is convertible at any time, at the holder’s election on a 1-for-125 basis (subject to normal anti-dilution adjustment) into common stock of the Corporation, subject to a limitation that it cannot be converted into common stock to the extent such conversion would cause the holder to own more than 9.9% of the Corporation’s outstanding common stock at the time.

(8)	Includes 717 shares of common stock owned solely by Mr. Widlak’s spouse.

(9)	Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days after March 22, 2010, pursuant to the exercise of stock options: Mr. Widlak — 73,592 shares; Mr. Colonius — 64,732 shares; Mr. Locricchio — 30,778 shares and all directors and executive officers as a group — 169,102 shares.
     The table below shows the beneficial ownership of the Corporation’s common stock held by each person who was known by the Corporation to own beneficially more than 5% of the Corporation’s common stock as of March 22, 2010 and not otherwise reported in the table above. To the best of the Corporation’s knowledge, no other person owns more than 5% of the Corporation’s outstanding common stock.

Name and Address	Amount and Nature of	Percent of
of Beneficial Owner	Beneficial Ownership	Common Stock

Tontine Financial Partners, L.P.	204,999 (1)	5.5%
Tontine Management, L.L.C.
Jeffrey L. Gendell 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830

(1)	Based on information in a Schedule 13G, dated February 12, 2010, filed by Tontine Financial Partners, L.P. (“TFP”), a Delaware limited partnership, Tontine Management, L.L.C. (“TM”), a Delaware limited liability company which is the general partner of TFP, and Jeffrey L. Gendell, who is the managing partner of TM. TFP, TM and Mr. Gendell have reported shared voting and shared dispositive power over all of the reported shares.
PROPOSAL 1 — ELECTION OF DIRECTORS
General
     The Corporation’s articles of incorporation provide that the number of directors, as determined from time to time by the Board of Directors, shall be no less than six and no more than 15. The articles of incorporation further provide that the directors shall be divided into three classes, with each class serving a staggered three-year term and with the number of directors in each class being as nearly equal as possible.
     Our Board of Directors currently consists of nine members, with one-third of the directors being elected annually.
     The Board of Directors, based on the recommendation of the nominating committee, has nominated Salvatore Cottone, James T. Mestdagh and Dean S. Petitpren, each for a three-year term expiring at the Corporation’s 2013 annual meeting of stockholders, and upon election and qualification of their successors. Each of the nominees is presently a director of the Corporation whose term expires at the May 18, 2010 annual meeting of stockholders. Except as disclosed in this proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.
     The Corporation’s Board of Directors unanimously recommends that you vote “FOR” the election of management’s director nominees.
     On November 17, 2009, the Board of Directors expanded the size of the board from eight to nine members and appointed David E. Weber to fill the new seat. Mr. Weber was appointed to the class of directors whose terms expire in 2012. There were no arrangements or understandings pursuant to which

Mr. Weber was selected as a director. The other members of the Board will continue in office in accordance with their previous elections until the expiration of their terms at the Corporation’s 2011 or 2012 annual meetings of stockholders.
     It is the intention of the persons named in the enclosed proxy to vote the proxy for the election of the three nominees. The proposed nominees for election as directors are willing to serve if elected; however, in the event that any nominee at the time of election is unable to serve or is otherwise unavailable for election, the Board of Directors may select a substitute nominee, and in that event the persons named in the enclosed proxy intend to vote the proxy for the person so selected. If a substitute nominee is not selected, the proxy will be voted for the election of the remaining nominees.
Information About Directors and Director Nominees
     The following table presents certain information about the director nominees and continuing directors of the Corporation. All of the directors listed are also directors of the Bank. Each of the directors has held the principal occupation listed in the table below for at least the past five years, except as specifically indicated otherwise.

	Has Served
	as a Director	Year When Term
Name, Age	Since	of Office Expires

Nominees
Salvatore Cottone, 69	1996	2010
James T. Mestdagh, 45	2007	2010
Dean S. Petitpren, 67	1996	2010

Directors Remaining in Office
Gebran S. Anton, 77	1996	2011
Celestina Giles, 62	1996 (1)	2012
Joseph F. Jeannette, 65	1996	2011
John W. Stroh, III, 50	2005	2011
David E. Weber, 50	2009	2012
David A. Widlak, 61	1999	2012

(1)	With the exception of 2005 during which time Ms. Giles only served as a director of the Bank.
Business Experience and Qualification of Directors
     The business experience for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that supports his or her service as a director are set forth below:
     Gebran S. Anton — Mr. Anton was one of the founders of Community Central Bank and has served on the Boards of the Corporation and the Bank since their inception in 1996. Since 1988, Mr. Anton has been a partner in Anton, Zorn & Sowerby, Inc., a commercial and industrial real estate development and brokerage firm located in Mt. Clemens, Michigan. He is also the sole member of Anton Management Group, LLC, a real estate management company. Mr. Anton is the former owner and operator of “ANTON’S” menswear stores, a 13 store chain, for more than thirty years. Mr. Anton previously served as a director and as Chairman of the Board of First National Bank in Mt. Clemens, Michigan from 1977 to 1987. Mr. Anton has also served on and been involved in numerous charitable boards and civic organization, a few which include: Board Chairman of our local hospital, past president of our Chamber of Commerce, Lion’s Club and YMCA. He has been very active in the community and brings a wealth of experience and local information to the Bank. Mr. Anton’s years of combined experience serving on the boards of directors of two different financial institutions, 22 years of running a successful commercial and industrial real estate company, and 30 years as the owner-operator of a successful retail business, has provided him with a diverse and well-rounded background for his role as a director of Community Central Bank Corporation. His participation in our local business community for 50 years, as well as his extensive involvement in various local charitable and civic organization, brings knowledge of the local economy along with numerous business and networking opportunities that benefit our organization.
     Salvatore Cottone — Mr. Cottone began his career in public accounting and is a certified public accountant. After he left public accounting he was employed as the Secretary/Treasurer of a multi-state mechanical contracting firm. Subsequently, he was the Treasurer of a multi-state road builder. In 1988, he started his own real estate development and building company which operates primarily in southeastern Michigan, but also has involvements in Arizona and Florida. Mr. Cottone is responsible for developing more than 15,000 home sites in more than 100 subdivisions, shopping centers, offices and industrial centers. Mr. Cottone was one of the founders of Community Central Bank and has served on the Boards of the Corporation and the Bank since their inception in 1996. Mr. Cottone’s knowledge of finance and accounting, together with his local real estate expertise and 12 years of service as a director of a financial institution, provide him with the necessary experience, qualifications and skills to serve as a director of the Corporation. Mr. Cottone currently serves as Chairman of the Board of the Bank.
     Celestina Giles — Mrs. Giles has served as a director of the Corporation and/or the Bank since their inception in 1996. Mrs. Giles was Executive Secretary of First National Bank, Mt. Clemens, Michigan from 1981 through October 1995. She also served as a director of First National Bank from April 1992 until the time of the company’s merger in 1995. Mrs. Giles’ 29 years of experience in banking has provided her with strong organizational and interpersonal skills, as well as a deep understanding of the banking industry, that serves our board well. Mrs. Giles experiences have provided her with an extensive knowledge and expertise regarding the Corporation’s markets, competitors, customers, employees, business operations and strategies.
     Joseph F. Jeannette — In 2005, Mr. Jeannette recently retired from Utica Community Schools where he held the position of Assistant Director of Elementary Education. He served this school district for 38 years, first as a classroom teacher, next as a principal and ultimately he directed 29 elementary schools; their teachers and curriculum. As part of his responsibilities, Mr. Jeannette, conducted extensive interviews for positions within the school district and developed various budgets for departments that he directly administered. As a result of his work experience, Mr. Jeannette’s qualifications, attributes, skills include strong leadership, management, interpersonal and administrative abilities. Mr. Jeannette is currently active in a number of community organizations and in the past, served as a councilman and mayor pro-tem for 23 years. His participation in the community brings over 40 years of knowledge of the local economy and business opportunities to our organization.
     James T. Mestdagh — Mr. Mestdagh is the President and owner of Landquest Properties, Inc., a Michigan based real estate company formed in 1993 which owns and/or operates over five hundred multi-family apartment units in Michigan and Ohio. Landquest Properties, Inc. also owns and/or operates five manufactured housing developments with over eight hundred developed home sites. In addition, Landquest has three hundred home sites under Greenfield development. He received his Bachelor’s Degree in Business, Marketing and Management from Northwood University as well as Associate Degrees in Automotive Management and a Minor Degree in Accounting. He currently serves on the Board at the YMCA of Metro Detroit, Community Central Bank, Grosse Pointe Farms Foundation, and University Liggett School in Grosse Pointe. He has served as Chairperson at St. John Hospital and is past Director of the Board of Chateau Communities, Inc. He has also served as a Trustee of Knox Presbyterian Church, and has chaired several committees at the Grosse Pointe Yacht Club. Mr. Mestdagh brings over 17 years of management expertise along with local real estate knowledge to the Board.

     Dean S. Petitpren — Mr. Petitpren has been President of Petitpren, Inc., a wholesale beer distributor located in Macomb County, from 1983 to present and has worked for the company since 1960. Petitpren, Inc. was founded in 1933 following the end of prohibition and has since become a company that employees approximately 150 people and services over 1,350 retailers in Macomb County and Hamtramck areas in Michigan. He was a co-founder of SADD of Michigan, a high school-based, youth-centered, peer organization working to reduce alcohol and other drug problems, particularly drinking and driving by youth and served on the Board for 20 years. He is also a member of the Central Macomb County Chamber of Commerce, the Michigan Sheriffs Association, as well as other groups. Mr. Petitpren’s 50 years as a successful entrepreneur has provided him with strong leadership, management, financial and administrative skills, which together with his active participation in the local business community, brings valuable knowledge and skills to the organization. Mr. Petitpren also serves on the foundation Board of the Mount Clemens Regional Health Center. Mr. Petitpren currently serves as Chairman of the Board of the Corporation.
     John W. Stroh, III — John W. Stroh, III has been Chairman and Chief Executive Officer of The Stroh Brewery Companies, Inc. since May of 1999. He has been a member of the Board of Directors of The Stroh Companies, Inc., and its subsidiary SBC Holdings, Inc. (the former The Stroh Brewery Company) since 1989. Mr. Stroh has led the transition of this 150-year-old family company from brewing industry to a holding company engaged in investment and commercial property management. Mr. Stroh has been a director of Community Central Bank Corporation and the Bank since 2005. He is also a director of the Rock Island Company of St. Paul, Minnesota, a private investment company. From 2001 through 2008, Mr. Stroh served as a director of SRAM Corporation of Chicago, Illinois, a privately held bicycle component manufacturer with approximately $500 million in annual sales in 2008. Mr. Stroh also served as a Director, Vice President and Secretary of River Place Financial Corp., a family owned bank and trust company, prior to its sale to Community Central Bank Corporation in 2005. Involved in various civic activities, Mr. Stroh is a member of the Board of Directors of the Detroit Institute of Arts and serves as its Vice-Chairman and member of the Executive, Audit and Building Committees. He is a director of the Detroit Riverfront Conservancy and member of the Planning and Finance Committees. He also serves on the board of directors of the Detroit Downtown Partnership and the Metropolitan Affairs Coalition. Mr. Stroh attended the Program for Management Development at Harvard Business School and completed the Siebel Institute of Technology, diploma course in brewing technology. He received his bachelor’s degree in Economics from Ohio Wesleyan University in Delaware, Ohio in 1982. Mr. Stroh brings strong leadership, management, finance and accounting skills to our board, which he has developed from his extensive business and entrepreneurial experiences, along with his 22 years of services as a director of two different financial institutions.
     David E. Weber — Mr. Weber has been in the building and land development business for 21 years. He has also operated a mechanical contracting firm for 17 years until the company was sold in 1999. Mr. Weber is a partner in 4 southeastern Michigan golf courses. He brings management expertise along with a clear understanding of the local real estate market to the board. He is a lifelong resident of Macomb County. The experience and relationships Mr. Weber has developed as a successful businessman and entrepreneur in the local community during the past 30 years is extremely important in his role as a director of our organization.
     David A. Widlak — Mr. Widlak has been involved in the financial industry for over thirty years. He was an original investor in Community Central Bank Corporation and Community Bank, which was established in 1996. Mr. Widlak was named Chairman and CEO of Community Central Bank Corporation in 2000. Since 2007, Mr. Widlak has served as President and CEO of both the Bank and the Corporation. Previously Mr. Widlak was an original incorporator and CEO of Central Holding Company which included 5 companies: Colonial Central Bank, Central Mortgage Corp., Earl Keim Realty, Red Carpet Realty, and Gallery of Homes. Mr. Widlak is a licensed attorney who actively practiced between 1972 through 1983. He has also served as an arbitrator for the American Arbitration Association. Mr. Widlak holds a bachelor’s degree from Wayne State University and a Juris Doctorate from the University of Michigan. He serves on various charitable boards and is active in local organizations and initiatives. Mr. Widlak provides the board with strong leadership, management and organizational skills which he obtained through his 26 years of executive management experience in financial institutions, his 11 years as a practicing attorney, and his participation as member of various charitable boards and civic organizations.
BOARD MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS
     Attendance at Board, Committee and Annual Stockholders’ Meetings. The Corporation’s Board of Directors conducted ten meetings during fiscal 2009. The Board of Directors of the Bank, the Corporation’s principal operating subsidiary, conducted ten meetings during fiscal 2009. Each director attended at least 75% of the (i) Corporation’s Board meetings and any committees on which he or she served and (ii) Bank’s Board meetings and any committees on which he or she served. In addition, all of our Board members are expected to attend the Corporation’s annual meeting of stockholders, although the Corporation does not have any written policy as to Board members’ attendance at the annual meeting of stockholders. Last year’s annual meeting of stockholders was attended by the entire Board of Directors.
     “Independent” Directors. The Board of Directors has determined that directors Gebran S. Anton, Salvatore Cottone, Celestina Giles, Joseph F. Jeannette, James T. Mestdagh, Dean S. Petitpren, John W. Stroh, III and David E. Weber qualify as “independent” directors in accordance with the NASDAQ Marketplace Rules. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the corporation and has not engaged in various types of business dealings with the corporation. As further required by the NASDAQ Marketplace Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Corporation with regard to each director’s business and personal activities as they may relate to the Corporation and its management.
     Board Leadership Structure. The Board has placed the responsibilities of Chairman with an independent nonexecutive member of the Board which we believe provides better accountability between the Board and our management team. We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team. Our Chairman is responsible for providing leadership to the Board and facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and CEO; and presiding at Board meetings, executive sessions and shareholder meetings. This delineation of duties allows the President and CEO to focus his attention on managing the day-to-day business of the Corporation. We believe this structure provides strong leadership for our Board, while positioning our President and CEO as the leader of the Corporation in the eyes of our customers, employees and other stakeholders.
     Executive sessions of the non-management directors without management in attendance are provided for at each regularly scheduled Board meeting and are chaired by our non-executive Chairman of the Board.
     Board Role in Risk Oversight. The Board of Directors is responsible for consideration and oversight of risks facing Community Central Bank Corporation, and is responsible for ensuring that material risks are identified and managed appropriately. The Audit Committee meets quarterly with management in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures. Directors also serve on various committees that focus on major areas of risk in Community Central Bank Corporation that include but are not limited to loans, investments and compensation. Directors discuss risk and risk mitigation strategies with management within these committees. All risk oversight discussions are included in committee reports to the full Board of Directors.

     Board Committees and Charter. The Board of Directors of the Corporation has standing Executive, Audit, Compensation and Nominating Committees. The Board of Directors has adopted a written charter for the compensation, audit and nominating committees, as well as a written code of business conduct and ethics that applies to all of our directors, officers and employees. These documents are posted on our web site at www.communitycentralbank.com under the “Shareholder” link. You may also obtain a copy of these documents free of charge by writing to our Corporate Secretary at Community Central Bank Corporation, 120 North Main Street, Mount Clemens, Michigan 48043, or by calling (586) 783-4500.
     The Audit, Compensation and Nominating Committee members consist of solely independent directors as defined in the NASDAQ Marketplace Rules. In addition, the members of the Audit Committee each qualify as “independent” under standards established by the U.S. Securities and Exchange Commission (the “SEC”) for members of audit committees. The Audit Committee also includes at least one independent member who the Board has determined meets the qualifications of an “audit committee financial expert” in accordance with SEC rules. Mr. Cottone is the independent director who has been determined to be an audit committee financial expert.
     Executive Committee. The Executive Committee is comprised of Directors Anton, Cottone, Petitpren and Widlak (Chairman). The Executive Committee did not meet in 2009. The Executive Committee may exercise the full powers and authority of the Board of Directors in the management of the business affairs and property of the Corporation during the intervals between meetings of the Board of Directors. The Executive Committee also has the power and authority to declare distributions and dividends and to authorize the issuance of stock to the extent permitted by Michigan law.
     Audit Committee. During 2009, the Audit Committee was comprised of Directors Cottone (Chairman), Anton, Jeannette and Stroh, III. The Audit Committee met four times during fiscal 2009. The Audit Committee’s responsibilities include hiring, terminating or reappointing the Corporation’s independent auditors, reviewing the scope of proposed audits and the procedures to be used, and the results of the audits, reviewing the adequacy and effectiveness of accounting and financial controls, and reviewing the entire internal and independent auditing function and the financial statements of the Corporation. The Audit Committee also approves non-audit and audit services to be performed by the independent auditors, reviews and approves all related party transactions for potential conflict of interest situations, and reviews and assesses the adequacy of the Audit Committee charter on an annual basis. The full responsibilities of the audit committee are set forth in its charter, a copy of which is posted on our web site at www.communitycentralbank.com.
     Compensation Committee. During 2009, the Compensation Committee was comprised of Directors Mestdagh, Jeannette and Petitpren (Chairman). The Compensation Committee met one time during fiscal 2009. The Compensation Committee reviews overall compensation policies and objectives for the Corporation and the Bank. The Compensation Committee’s responsibilities include determining compensation and benefits for officers of the Corporation, based on recommendations of Chief Executive Officer, David A. Widlak, who is not present during voting or deliberations concerning his compensation. The Compensation Committee recommends to the full Board the appropriate level of compensation and the appropriate mix of cash compensation and equity compensation for Board and Board committee service. The Compensation Committee is also responsible for administering the option plans and benefit plans of the Corporation. Under the Corporation’s 2002 Incentive Plan, the Compensation Committee may delegate to the Chairman of the Board, the President or to other senior officers of the Corporation any of its duties under the plan, except for its authority to grant awards, or to take other actions with respect to participants who are subject to Section 16 of the Exchange Act or are “covered employees” as defined in Section 162(m) of the Internal Revenue code of 1986, as amended. The full responsibilities of the Compensation Committee are set forth in its charter, a copy of which is posted on our web site at www.communitycentralbank.com.

     Nominating Committee. During 2009, the Nominating Committee was comprised of Directors Anton (Chairman), Giles and Stroh. The Nominating Committee met one time during fiscal 2009. The Nominating Committee is responsible for reviewing and making recommendations to the Board of Directors as to its size and composition and recommending to the Board of Directors candidates for election as directors at the annual meetings, and filling any vacancies that may occur between annual meetings. The Nominating Committee will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Nominating Committee in care of Lisa M. Medlock, Secretary of the Corporation. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements detailed in the Corporation’s articles of incorporation. The Nominating Committee has the following responsibilities:
(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

(ii)	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation’s articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii)	review nominations submitted by stockholders, which have been addressed to the Corporation’s Secretary, and which comply with the requirements of the Corporation’s articles of incorporation and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

(v)	perform any other duties or responsibilities expressly delegated to the Committee by the Board.
     The full responsibilities of the nomination committee are set forth in its charter, a copy of which is posted on our web site at www.communitycentralbank.com.
     Communications with the Board of Directors. Stockholders may communicate directly with the Board of Directors, or any individual Board member, by sending written communications to the Corporation, addressed to the Chairman of the Board or such individual Board member.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth information concerning the annual compensation for services provided to us by our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended December 31, 2009. We refer to the officers listed in the table below as the named executive officers.

						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Earnings	Compensation		Total
Position	Year	($)	($)	($)(1)	($)(2)	($)	($)		($)
David A. Widlak	2009	$323,525	—	$600	$21,065	—	$10,626	(3)	$355,816
President and CEO of	2008	314,487	—	1,872	13,063	—	27,930		357,352
the Corporation

Ray T. Colonius	2009	$192,836	—	—	$12,806	—	$6,809	(3)	$212,451
CFO and Treasurer of	2008	187,411	—	—	5,856	—	20,107		213,374
the Corporation and EVP and CFO of the Bank

Sam A. Locricchio	2009	$190,308	—	—	$12,149	—	$19,162	(3)	$221,619
EVP and Sr. Loan	2008	184,765	—	—	5,846	—	18,340		208,951
Officer of the Bank

(1)	Represent the value, as of the grant date, of 300 shares of unrestricted, fully vested common stock received by Mr. Widlak for services as a director of the Corporation and the Bank in 2009 and 2008, respectively.

(2)	The amounts in this column are calculated using the grant date fair value of the award under Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation (“ASC Topic 718”), based on the fair value of the stock option awards as estimated using the Black-Scholes option-pricing model. The assumptions used in the calculation of these amounts are included in Note 13 of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010. For each of the named executive officers the option awards and total compensation amounts for 2008 have been restated to comply with the Proxy Disclosure Enhancements as adopted by the SEC with an effective date of February 28, 2010, and now reflect the fair value of the stock awards in accordance with FASB ASC Topic 718.

(3)	Amounts for 2009 consist of the following (perquisites and other personal benefits totaling less than $10,000 in the aggregate for a named executive officer are excluded):

Benefit Type	David Widlak	Ray Colonius	Sam Locricchio
401(k) Matching Contribution	$8,250	$5,981	$5,986
Excess Life Insurance Premiums	2,376	828	2,376
Perquisites and Other Personal Benefits:
Auto Reimbursement/Allowance	—	—	10,800

Total	$10,626	$6,809	$19,162

     We have no employment, severance or change in control agreements with our named executive officers. The stock options reported in the table above were granted by the Compensation Committee pursuant to the terms of the 2002 Incentive Plan. All options awarded pursuant to this plan are at an exercise price equal to the fair market value of the Corporation’s common stock on the date of grant. Fair market value is defined under the plan as the mean between the highest and lowest sales price per share of the Corporation’s common stock as reported on the NASDAQ Stock Market on the date of grant or, if there were no sales reported on the grant date, on the last preceding date on which a sale was reported. In the event an optionee is terminated following a change in control of the Corporation, the vesting period of the options, if any, is accelerated. The options are not transferable except by will or the laws of descent and distribution.
     Mr. Widlak serves as a director on the Corporation’s Board of Directors. Under the Corporation’s 2002 Incentive Plan, as amended, each director is awarded 300 shares of unrestricted common stock of the Corporation annually. The awards are made each year, on the first business day of the month following the annual meeting of stockholders, from 2002 through 2010, during the period that the director serves on the Board and are reflected under “Stock Awards” in the Summary Compensation Table above.
Outstanding Equity Awards at Fiscal Year-End
     The following table sets forth information about all of the outstanding option awards (as adjusted for stock dividends) held by the named executive officers as of December 31, 2009. There were no other outstanding equity awards held at December 31, 2009 by the named executive officers.

				Equity Incentive
				Plan Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option Exercise
	Options	Options		Unearned Options	Price	Option
Name	(#) Exercisable	(#) Unexercisable		(#)	($)	Expiration Date
David A. Widlak	14,586				6.99	05-13-2012
	8,509				9.82	11-19-2013
	13,892				11.15	11-15-2014
	9,923				11.98	12-01-2015
	1,103				11.98	12-01-2015
	4,830	7,245	(1)		10.76	12-18-2016
	4,000	6,000	(2)		7.59	11-27-2017
	3,667	7,333	(3)		1.89	12-18-2018
		15,000	(4)		1.55	12-14-2019

Ray T. Colonius	5,332				4.52	10-02-2010
	8,794				4.98	04-24-2011
	15,516				4.71	05-07-2011
	6,078				6.99	05-13-2012
	3,647				9.82	11-19-2013
	5,788				11.15	11-15-2014
	4,410				11.98	12-01-2015
	1,890	2,835	(1)		10.76	12-18-2016
	2,000	3,000	(2)		7.59	11-27-2017
	2,833	5,667	(3)		1.89	12-18-2018
		11,000	(4)		1.55	12-14-2019

Sam A. Locricchio	6,078				8.28	07-07-2013
	5,788				11.15	11-15-2014
	551				11.98	12-01-2015
	3,859				11.98	12-01-2015
	1,890	2,835	(1)		10.76	12-18-2016
	2,000	3,000	(2)		7.59	11-27-2017
	2,667	5,333	(3)		1.89	12-18-2018
		10,000	(4)		1.55	12-14-2019
(Footnotes begin on following page.)

(1)	The stock options were granted on December 19, 2006 and vest equally over a five year period on each of January 1, 2008, January 1, 2009, January 1, 2010, January 1, 2011 and January 1, 2012.

(2)	The stock options were granted on November 28, 2007 and vest equally over a five year period on each of January 1, 2008, January 1, 2009, January 1, 2010, January 1, 2011 and January 1, 2012.

(3)	The stock options were granted on December 19, 2008 and vest equally over a three year period on each of January 1, 2009, January 1, 2010 and January 1, 2011.

(4)	The stock options were granted on December 15, 2009 and vest equally over a three year period on each of January 1, 2010, January 1, 2011 and January 1, 2012.
Retirement and Post-Termination Benefits
     The Corporation, through the Community Central Bank Corporation Supplemental Executive Retirement Plan, and the Bank, through the Community Central Bank Supplemental Executive Retirement Plan, provide supplemental retirement benefits to the named executive officers (collectively, the “SERP”). The SERP is designed to provide monthly benefits over a 15-year period to each participant upon his retirement. The SERP is an unfunded plan. The Bank has obtained life insurance policies on the lives of the participants in the SERP as a means of offsetting the costs of providing the benefits under the SERP.
     The annual benefit under the SERP upon retirement is the product of the participant’s final average compensation, benefit percentage, and vested percentage. The participant’s vested percentage is based on his years of credited service. Each participant’s benefit percentage, vesting formula, and years of credited service are set out in the participant’s SERP agreement. The SERP agreement may provide for a minimum or maximum SERP benefit amount. If a change in control occurs while the participant is actively employed by the Corporation, then the participant will fully vest in his SERP benefit regardless of his years of credited service.
     Final average compensation is the average of the participant’s three highest years of compensation, whether or not such years are consecutive. “Compensation” is defined as the annual cash compensation relating to services performed by a participant for the Bank or the Corporation during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding fringe benefits, stock options, other stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a participant for employment services rendered (whether or not such allowances are included in the participant’s gross income).
     The minimum benefit for Mr. Widlak and Mr. Colonius is $75,000 per year paid monthly over a 15 year period upon retirement. The maximum benefit for these individuals is 50% of the average compensation of the three highest years of compensation as previously defined, on an annual basis to be paid monthly over a 15 year period upon retirement. The minimum and maximum benefit for Mr. Locricchio is set at $50,000 per year, paid monthly upon retirement. Participants vest at a rate of 10% for each year of credited service. As of December 31, 2009, Mr. Widlak, Mr. Colonius and Mr. Locricchio had eight, ten and seven years of credited service, respectively.
     A participant’s vested SERP benefit commences upon the later of the date the participant attains age 65, or terminates employment with the Corporation (the “Normal Retirement Date”). The SERP pays monthly payments equal to one-twelfth of the participant’s vested annual benefit as determined above. Monthly payments commence on the first day of the month after the participant’s Normal Retirement Date, and continue for a specified number of months, typically one hundred and eighty (180). If the participant is a “specified employee” (generally an officer earning over $145,000), his monthly payments may be delayed until 185 days after his termination of employment. At December 31, 2009, each of the executive officers, if they had terminated employment with the Corporation at that date, would have been entitled to annual retirement benefits under the SERP, payable for 15 years commencing at age 65, as follows: Mr. Widlak — $134,968; Mr. Colonius - $93,607; and Mr. Locricchio — $35,000.

     In-service distributions are not permitted under the SERP, unless the participant is subject to current taxation with respect to some or all of his SERP benefit, in which case some or all of his vested SERP benefit may be distributed. If the participant dies or is terminated for cause, no benefits are payable under this Plan. In the event of death, however, the participant’s beneficiaries may receive a benefit under the Bank’s Death Benefit Plan relating to his SERP benefit or the unpaid portion thereof.
     If a participant dies before receiving any retirement benefits under the SERP, then pursuant to the Bank’s Death Benefit Plan, his designated beneficiary will be entitled to receive a single lump sum amount equal to the equivalent actuarial value of the participant’s SERP benefit plus a tax gross-up amount. If a participant dies after he has begun to receive retirement benefits under the SERP, then pursuant to the Bank’s Death Benefit Plan, his designated beneficiary will be entitled to receive a single lump sum amount equal to the equivalent actuarial value of the participant’s remaining SERP benefit plus a tax gross-up amount. The tax gross-up amount, which is intended to compensate a participant’s beneficiary for federal, state and local income and employment taxes attributable to the participant’s death benefit, is equal to 45 percent of the participant’s death benefit payment. Under this scenario, at December 31, 2009, the lump sum present value including a tax gross up amount would be as follows: Mr. Widlak — $1,725,715; Mr. Colonius — $782,377; and Mr. Locricchio — $426,867.
     If the SERP is terminated, the participant’s SERP benefit will be paid to him in a lump sum amount in cash as soon as practicable after the termination. The lump sum amount will be the equivalent actuarial value of the Participant’s SERP benefit at the time the Plan is terminated. If the SERP had been terminated as of December 31, 2009, then under that scenario each of the executive officers would have been entitled to receive a lump sum amount, as follows: Mr. Widlak - $1,487,686; Mr. Colonius — $539,570; and Mr. Locricchio — $420,559.
DIRECTOR COMPENSATION
Non-Employee Director Compensation
     The following table sets forth a summary of the compensation we paid to our non-employee directors during 2009:

	Fees Earned or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)(1)	($)	($)	Earnings	($)	($)
Gebran S. Anton	29,900	600	—	—	—	—	30,500
Salvatore Cottone	60,600	600	—	—	—	—	61,200
Celestina Giles	24,550	600	—	—	—	—	25,150
Joseph F. Jeannette	36,100	600	—	—	—	—	36,700
James T. Mestdagh	25,000	600	—	—	—	—	25,600
Dean S. Petitpren	30,050	600	—	—	—	—	30,650
John W. Stroh, III	28,900	600	—	—	—	—	29,500
David E. Weber(2)	4,000	—	—	—	—	—	4,000

(1)	Represent the value, as of the grant date, of 300 shares of unrestricted, fully vested common stock received by each director for services as a director of the Corporation and the Bank in 2009.

(2)	Mr. Weber was appointed to the Board of Directors in November 2009.

     During 2009, each non-employee member of the Board of Directors received a monthly retainer of $2,000, in the aggregate, for services as a director of the Corporation and the Bank. Non-employee directors of the Corporation and the Bank also received compensation for their services as committee members. Non-employee directors of the Executive, Audit, Compensation and Nominating Committees of the Corporation and the Bank each received $500 per meeting attended, except for the Chairman of the Audit Committee who received $2,000 per month, the Chairman of the Compensation Committee who received $500 per month and the Chairman of the Nominating Committee who received $1,000 per meeting attended during 2009.
     Non-employee directors serving on the Bank’s Loan and Asset/Liability Committees each received $50 per meeting attended. Director Cottone received $1,000 a month for serving as Chairman of the Board of Community Central Mortgage Company, LLC, the Corporation’s mortgage company subsidiary and director Jeannette each received $500 a month for serving as advisory board members to the mortgage company. Under the Corporation’s 2002 Incentive Plan, as amended, each director, including Mr. Widlak, is awarded 300 shares of common stock of the Corporation annually. The awards are made each year, on the first business day of the month following the annual meeting of stockholders, from 2002 through 2010, during the period that the director serves on the Board. Mr. Widlak’s stock award is reported in the Summary Compensation Table under “Executive Compensation”
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Bank has had, and expects to have in the future, loans and other banking related transactions in the ordinary course of business with the Corporation’s directors, executive officers, and principal stockholders and their associates. All such transactions (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with persons not related to the Bank, and (iii) in the opinion of management, do not involve more than the normal risk of collectibility, or present other unfavorable features. All loans made by the Bank to its directors and officers are subject to federal banking regulations restricting loan and other transactions with affiliated persons of the Bank. As of December 31, 2009. the Bank had outstanding loans to the directors and executive officers of the Corporation, totaling approximately $10.5 million in the aggregate, with an additional $5.2 million under commitments. All outstanding loans to directors and executive officers were performing in accordance with their terms at December 31, 2009.
PROPOSAL II — RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has re-appointed Plante & Moran, PLLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010, subject to ratification of that appointment by the Corporation’s stockholders at the annual meeting. In making its determination to appoint Plante & Moran, PLLC as the Corporation’s independent auditors for the 2010 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2009 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors’ independence. Representatives of Plante & Moran, PLLC plan to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by stockholders.
     Your ratification of the Audit Committee’s selection of Plante & Moran, PLLC is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm. The Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interest of the Corporation and its stockholders.

     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Plante & Moran, PLLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010.
Independent Auditing Firm Fees
     Plante & Moran, PLLC was the Corporation’s principal auditor for fiscal 2009 and 2008. The aggregate fees billed to the Corporation by Plante & Moran, PLLC and its affiliates for the fiscal years ended December 31, 2009 and 2008 were as follows:

	Year Ended December 31,
	2009	2008
Audit Fees	$114,750	$138,775
Audit Related Fees(1)	39,850	26,600
Tax Fees(2)	28,350	38,770
All Other Fees(3)	21,500	21,900

Total	$204,450	$226,045

(1)	Primarily for services related to research on accounting issues during 2009 and 2008.

(2)	Primarily for tax compliance, tax advice, tax return preparation services and correspondence with the IRS. The fees reported for both years also include tax consulting related services.

(3)	Primarily for Regulatory and Bank Secrecy Act compliance reviews in 2009.
Pre-Approval of Audit and Non-Audit Services
     Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. The engagement of Plante & Moran, PLLC to render 100 percent of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.
REPORT OF THE AUDIT COMMITTEE
     Management has the primary responsibility for the financial statements and the reporting process, including the Corporation’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management, including a discussion of the quality and the acceptability of the Corporation’s financial reporting and controls.
     The Audit Committee has also discussed with the Corporation’s independent auditors, Plante & Moran, PLLC, which firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Corporation’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 Communications with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications. The Audit Committee also received written disclosures and the letter from Plante & Moran, PLLC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, disclosing the matters that, in the auditor’s judgment, may reasonably be thought to bear on the auditors’ independence from the Corporation, and has discussed with Plante & Moran, PLLC their independence from the Corporation. The Audit Committee has also considered the compatibility of the providing of non-audit services with maintaining the auditors’ independence.
     In fulfilling its oversight responsibility of reviewing the services performed by the Corporation’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of independent auditors and the fees paid by the Corporation for such services. The Audit Committee also discussed with the Corporation’s internal and independent auditors the overall scope and plans for their respective audits and the fees paid by the Corporation for such services. The Audit Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting.
     The Corporation’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (“Sarbanes”). Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.
     Submitted by the Audit Committee of the Corporation’s Board of Directors:
Gebran S. Anton
Salvatore Cottone (Chair)
Joseph F. Jeannette
John W. Stroh, III
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Based solely on our review of copies of reports filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from persons required to file such reports, we believe that all filings required to be made were timely made in accordance with the requirements of the Securities Exchange Act of 1934.
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
     Any proposal submitted by a stockholder for the 2011 annual meeting of stockholders should be sent to Lisa Medlock, Corporate Secretary, at 120 North Main Street, PO Box 7, Mount Clemens, MI 48046-0007. Proposals must be received by December 22, 2010, in order to be eligible to be included in the Corporation’s proxy statement for that meeting. Stockholder proposals to be considered for presentation at next year’s annual meeting, although not included in the proxy statement must be received at our executive office at least 10 days prior to the date of the annual meeting.

     All stockholder proposals for inclusion in the Corporation’s proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in proxy materials), the Corporation’s articles of incorporation and bylaws and Michigan law.
OTHER MATTERS
     The Board of Directors does not know of any other matters to be brought before the annual meeting. If other matters are presented upon which a vote may properly be taken, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 18, 2010. Please note that the last vote received, whether by telephone, Internet or mail, will be the vote counted.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/CCBD • Follow the steps outlined on the secured website.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Election of Directors (each for a 3-year term) — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

	01 - Salvatore Cottone	☐	☐	02 - James T. Mestdagh	☐	☐	03 - Dean S. Petitpren	☐	☐

B	Ratification of Accountants —	The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Plante & Moran, PLLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010.

		For	Against	Abstain

2.	The ratification of the appointment of Plante & Moran, PLLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized person who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

■	+
015ICD

Dear Stockholder,
Please take note of the important information enclosed with this proxy card. You are requested to vote on the election of directors and ratification of accountants as discussed in the enclosed proxy materials. Your board of directors recommends that you vote “FOR” all of the director nominees and “FOR” the ratification of accountants.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please complete, date, sign and mail the attached proxy card promptly in the enclosed postage-paid envelope or vote via the internet or by telephone by following the instructions on the reverse side hereof.
Thank you in advance for your prompt consideration of this matter.
Sincerely,
David A. Widlak
President and Chief Executive Officer
IF YOU VOTE VIA THE INTERNET OR BY THE TELEPHONE, YOU DO NOT NEED TO RETURN THIS CARD.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Revocable Proxy — COMMUNITY CENTRAL BANK CORPORATION

120 North Main Street
Mount Clemens, MI 48043
The undersigned hereby appoints Celestina Giles and Joseph F. Jeannette, or either of them, with full power of substitution in each, as proxies to vote all of the shares of common stock of Community Central Bank Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Community Central Bank Corporation to be held at the ConCorde Inn Banquet and Conference Center, 44315 Gratiot Avenue, Clinton Township, Michigan 48036, on Tuesday, May 18, 2010, at 9:00 a.m., or at any adjournment or postponement thereof, as indicated on the reverse side.
This proxy, when properly executed and timely returned, will be voted as directed herein. If no direction is given, this proxy will be voted “FOR” all director nominees, “FOR” ratification of accountants and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Should a nominee be unable to serve as a director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Corporation.
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE, AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU VOTE VIA THE INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO RETURN THIS CARD
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
Community Central Bank Corporation’s Notice of Annual Meeting of Stockholders, Proxy Statement and the 2009 Annual Report to Stockholders are available on the internet at the following website: http://www.communitycentralbank.com/sec.